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                                  EXHIBIT 10.2


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                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.

                             CONVERTIBLE DEMAND NOTE

$1,118,250                                                         March 6, 2001


               Enlighten Software Solutions, Inc. (the "Company"), a California corporation, promises to pay to Maden Tech Consulting, Inc. or its assigns (the "Lender"), at the time described below, the unpaid principal amount at any time outstanding, which shall not exceed One Million One Hundred Eighteen Thousand Two Hundred Fifty Dollars ($1,118,250) (the "Loan"), on demand of the Lender made on or after July 15, 2001 (the "Maturity Date") or otherwise at the time and in the manner set forth in the Loan Agreement dated as of February 14, 2001 by and between the Company and the Lender (as it may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). This Note is referred to in, and is entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of the Loan by the Lender to the Company in the U.S. dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and
(iii) contains provisions defining an Event of Default and the rights and remedies of the Lender in such Event of Default. This Note, and any notes which may be issued as a result of transfers, partial payments or partial conversions, are referred to as "Notes." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

               1.     Interest and Payments.

               (a) The Company promises to pay interest on the outstanding principal balance of the Loan from the date of any Advance under the Loan until such principal amount is paid in full. Interest on outstanding Advances shall be paid quarterly, in arrears, on the first day of January, April, July and October of each year (each an "Interest Payment Date"), with the first interest payment to be made on April 1, 2001 (or such later day as is the first Interest Payment Date after the date of this Note). Interest shall be computed monthly at a rate for each month equal to the applicable Federal short-term rate announced by the Internal Revenue Service pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, through a Revenue Ruling published in the Internal Revenue Bulletin during the preceding month based on the actual number of days elapsed in such month in a year of 365 or 366 days. If any Interest Payment Date is not a Business Day, the Interest Payment Date will be deferred until the next Business Day, and interest will be payable through that next Business Day.

               (b) Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on Schedule A attached hereto which is part of this Note; provided, however, that the failure to make any such recordation or endorsement shall not affect the obligation of the Company under this Note.

               (c) Each payment of principal or interest will be made to the Lender by certified or bank cashier's check or wire transfer of immediately available funds, at such address

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or to such account as the Lender specifies to the Company in writing at least three business days before the payment is to be made, except that the Company may, with the written consent of the Lender, make any interest payment due with Common Stock with a value, based on the Current Market Price (as defined in Section 3(c) hereof) of the Common Stock on the applicable Interest Payment Date equal to the amount of the interest payment due. Any fractional interest in respect of a share of Common Stock arising upon an interest payment made in Common Stock will be paid in cash (computed to the nearest cent) based on the Current Market Price of the Common Stock.

               (d) If the Obligations exceed the Facility Cap, and such excess continues for a period of more than five (5) Business Days during any month following notice to the Company, then that portion of the Obligations that exceeds such limitation shall bear interest at the rate as calculated above plus an additional 2% per annum until paid.

               (e) If any interest payment or other payment due hereunder is not received by Lender within five (5) Business Days of the day such payment is due and payable, then the Company shall pay to the Lender a late charge equal to 15% of the amount of such interest or other payment not timely made.

               (f) Upon the occurrence of an Event of Default and during the continuation thereof, and after notice to the Company by the Lender, the rate of interest in effect at such time with respect to the Obligations shall be increased to the Default Rate.

               (g) The Obligations under this Note may not be repaid in whole or from time to time in part without the written consent of the Lender.

               (h) This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum amount permissible under applicable law. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any limits prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest lawful rate, then such excess amount shall be applied to the reduction of the outstanding principal balance owing under this Note and not to the payment of interest, or if such excess interest exceeds the unpaid balance of principal of this Note and any other Obligations (other than any Obligations in respect of indemnification and expense reimbursement hereunder and under any other Loan Document to the extent such Obligations are not then due and payable) hereunder or under the Loan Agreement that lawfully may be satisfied with such excess interest, such excess interest shall be refunded to the Company. The terms and provisions of this Section shall control to the extent inconsistent with other provisions of this Note.



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               2.     Lender's Rights upon Certain Events.

               (a) The Company may not sell all or substantially all its assets or consent to or participate in a transaction which involves a sale of a majority of its outstanding stock, unless (a) at least forty days before the record date for the transaction (or if there is no record date, at least 40 days before the expected date of the transaction) the Company has notified the Lender that (i) the transaction will take place (describing the transaction in reasonable detail), (ii) this Note will be repaid on the date the transaction takes place (specifying the expected date), and (iii) the Lender will have the right to convert this Note into Common Stock at any time before 5:00 p.m. on the day before the record date for determining the shareholders of the Company entitled to participate in the transaction (or if there is no record date, the tenth day before the expected date of the transaction), (b) if not later than ten days after the Company gives the notice to the Lender, either the Lender or the Company notifies the other of them that, in its opinion (based upon advice of counsel), the shares the Company is required to issue upon conversion of this Note may not be issued until filings have been made under the HSR Act and the waiting periods required by the HSR Act have either expired or terminated, the record date for the transaction (or if there is no record date, the date of the transaction) will be not earlier than the day specified in clause (z) of Section 4(a), and (c) the Lender consents to the proposed transaction in writing. If the Lender presents this Note for conversion within 30 days after the Company gives a notice of the type described in the preceding sentence, the Lender may specify that the conversion will be subject to, and will be effective immediately before, completion of the transaction described in the notice.

               (b) If at any time there is to be a Change of Control, in addition to its right to demand payment hereunder (whether in cash or by conversion pursuant to Section 3 below), the Lender will have the option, which the Lender may exercise upon notice to the Company given not later than ten Business Days after the Company notifies the Lender of the Change of Control, to require the Company to repurchase this Note for an amount equal to 100% of the principal amount then outstanding plus accrued but unpaid interest to the date of repurchase. If the Lender presents this Note for conversion after the Company gives notice that a Change of Control is to occur, the Lender may specify that the conversion is subject to the Change of Control's occurring, and will be effective immediately before the Change of Control occurs.

               3. Conversion. The Lender will have the right at any time (subject to the provisions of Section 2 hereof), at the Lender's option, to convert all or any of the outstanding principal amount of all Advances outstanding under this Note, together with any accrued but unpaid interest on such principal amount to be converted (the "Conversion Amount"), into the number of fully paid and non-assessable shares of Common Stock of the Company (calculated as to each conversion to the nearest 1/100th of a share) equal to
(x) the Conversion Amount divided by (y) the Conversion Price (as defined in
Section 3(c)), or such other securities or assets as the Lender is entitled to receive in accordance with Section 3(c); provided, however, that the maximum number of shares of Common Stock issuable by the Company upon any such conversion or series of conversions shall not exceed 49.99% of the aggregate number of shares of Common Stock outstanding immediately after (and giving effect to) such conversion.

                      (a) (i) In order to exercise the conversion privilege, the Lender must surrender this Note, with the Notice of Election to Convert duly completed and signed, to

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the Company at its principal office (or, if the Company has appointed a conversion agent other than itself, to the conversion agent at the office specified by the Company in a notice to the Lender). If the Conversion Amount is less than the aggregate principal amount of all Advances outstanding under this Note, the Company will issue to the Lender a new Note, with the same terms as this Note, in a principal amount equal to the face amount of this Note less all Advances of principal being converted.

                             (ii) Each conversion will be at the Conversion
Price in effect at the close of business on the day when all the conditions in
Section 3(a)(i) and Section 4(a) have been satisfied.

                             (iii) The Company will not make any payment or
adjustment for accrued interest (including overdue interest) with regard to any Advances of principal under this Note which are converted, or for dividends on the shares of Common Stock issued upon the conversion.

                             (iv) As promptly as practicable after this Note is
surrendered and all the other conditions in Section 3(a)(i) and Section 4(a) have been satisfied, the Company will issue and will deliver to the Lender at the office of the Company, or on the Lender's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion. Any fractional interest in respect of a share of Common Stock arising upon a conversion will be settled as provided in Section 3(b).

                             (v) A conversion under this Note will be deemed to
be effected immediately prior to the close of business on the day on which all the conditions specified in Section 3(a)(i) and Section 4(a) have been satisfied, and the Lender will be deemed to have become the holder of record at that time of the shares of Common Stock into which the Conversion Amount is converted, regardless of when certificates representing those shares are issued. All shares of Common Stock delivered upon conversion of the Conversion Amount will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

                      (b) No fractional shares of Common Stock will be issued upon any conversion of this Note. Any fractional interest in a share of Common Stock resulting from any conversion of this Note will be paid in cash (computed to the nearest cent) based on the Current Market Price of the Common Stock on the Trading Day (as defined in Section 3(d)(vii)) next preceding the day of conversion.

                      (c) The "Conversion Price" initially will be $0.225, and will be adjusted as follows from time to time if any of the events described below occurs after February 14, 2001.

                             (i) If the Company (A) pays a stock dividend or
makes a distribution on its Common Stock in shares of its Common Stock, (B) subdivides its outstanding Common Stock into a greater number of shares, or (C) combines its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to that event will be adjusted so that upon conversion of any Conversion Amount under this Note after that

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event, the Lender will receive the number of shares of Common Stock which the
Lender would have received if the Conversion Amount had been converted immediately before the happening of the event (or, if there is more than one such event, if the Conversion Amount had been converted immediately before the first of those events and the Lender had retained all the Common Stock or other securities or assets received after the conversion). An adjustment made pursuant to this Section 3(c) will become effective immediately after the record date in the case of a dividend or distribution, except as provided in Section 3(c)(viii), and will become effective immediately after the effective date in the case of a subdivision or combination. If a dividend or distribution is declared but is not paid or made, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment of the Conversion Price will not affect any conversion which takes place before the readjustment.

                             (ii) If the Company issues rights or warrants to
the holders of its Common Stock as a class entitling them (for a period expiring within 45 days after the record date for issuance of the rights or warrants) to subscribe for or purchase Common Stock at a price per share less than the Conversion Price at the record date for the determination of shareholders entitled to receive the rights or warrants, the Conversion Price in effect immediately before the issuance of the rights or warrants will be reduced so that it will be the amount determined by multiplying the Conversion Price in effect immediately before the record date for the issuance of the rights or warrants by a fraction of which the numerator is the number of shares of Common Stock outstanding on the record date for the issuance of the rights or warrants plus the number of shares of Common Stock which the aggregate exercise price of all the rights or warrants would purchase at the Conversion Price at that record date, and of which the denominator is the number of shares of Common Stock outstanding on the record date for the issuance of the rights or warrants plus the number of additional shares of Common Stock issuable on exercise of all the rights or warrants. The adjustment provided for in this Section 3(c)(ii) will be made successively whenever any rights or warrants are issued, and will become effective immediately, except as provided in Section 3(c)(viii), after each record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Conversion Price, and in determining the aggregate sale price of the shares of Common Stock issuable on the exercise of rights or warrants, there will be taken into account any consideration received by the Company for the rights or warrants, with the value of that consideration, if other than cash, to be determined by the Board of Directors of the Company (whose determination, if made in good faith, will be conclusive). If any rights or warrants which lead to an adjustment of the Conversion Price expire or terminate without having been exercised, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment of the Conversion Price will not affect any conversions which take place before the readjustment.

                             (iii) If the Company distributes to the holders of
its Common Stock as a class any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (other than cash dividends or distributions of cash paid from retained earnings of the Company) or rights or warrants (other than those referred to in Section 3(c)(ii)) to subscribe for or purchase any of its securities, then, in each such case, the Conversion Price will be reduced so that it will equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date for the distribution by a fraction of which the numerator is the Current Market Price of the Common Stock on the record date for the

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distribution less the then fair market value (as determined by the Board of
Directors, whose determination, if made in good faith, will be conclusive) of the capital stock, evidences of indebtedness, assets, rights or warrants which are distributed with respect to one share of Common Stock, and of which the denominator is the Current Market Price of the Common Stock on that record date. Each adjustment will, except as provided in Section 3(c)(viii), become effective immediately after the record date for the determination of the shareholders entitled to receive the distribution. If any distribution is declared but not made, or if any rights or warrants expire or terminate without having been exercised, effective immediately after the decision is made not to make the distribution or the rights or warrants expire or terminate, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment will not affect any conversions which take place before the readjustment.

                             (iv) If there is a reclassification or change of
outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or a merger or consolidation of the Company with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock, or a sale or transfer of all or substantially all of the assets of the Company, upon any subsequent conversion of any Conversion Amount under this Note, the Lender will be entitled to receive the kind and amount of securities, cash and other property which the Lender would have received if the Lender had converted such Conversion Amount into Common Stock immediately before the first of those events and had retained all the securities, cash and other assets received as a result of all those events.

                             (v) For the purpose of any computation under this
Note, the "Current Market Price" of the Common Stock on a day will be the average of the last reported sale price per share of the Common Stock on each of the five consecutive Trading Days (as defined below) preceding the date of the computation. The last reported sale price of the Common Stock on a day will be
(A) the last sale price of the Common Stock before 4:00 p.m. reported on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the last sale price of the Common Stock before 4:00 p.m. reported on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or
(C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the high bid and low asked price quotations for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding Trading Days. If the Common Stock is not traded or quoted as described in any of clause (A), (B) or (C), the Current Market Price of the Common Stock on a day will be the fair market value of the Common Stock on that day as determined in good faith by the Company's Board of Directors based upon (and consistent with) written advice from a member firm of the New York Stock Exchange, Inc. selected by the Board of Directors. As used in this Note, the term "Trading Day" means (x) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (y) if the Common Stock is not listed on a stock exchange, but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are

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not reported on an automated quotation system, a day on which quotations are reported by National Quotation Bureau Incorporated.

                             (vi) No adjustment in the Conversion Price will be
required unless the adjustment would require a change of at least 1% in the Conversion Price; provided, however, that any adjustments which are not made because of this Section 3(c)(vi) will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 will be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                             (vii) Whenever the Conversion Price is adjusted,
the Company will promptly send the holder of this Note a notice of the adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which the adjustment becomes effective and containing a brief description of the events which caused the adjustment.

                             (viii) In any case in which this Section 3 provides
that an adjustment will become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (A) issuing to the holder of this Note, if the Conversion Amount is converted after the record date and before the occurrence of the event, the additional shares of Common Stock issuable upon the conversion by reason of the adjustment and (B) paying to the Lender any cash in lieu of any fractional share as required by Section 3(b).

                      (d)    If:

                             (i) the Company declares a dividend (or any other
distribution) on the Common Stock (other than a dividend payable in cash out of retained earnings); or

                             (ii) the Company authorizes the granting to the
holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

                             (iii) the Company issues, or changes the
conversion, exchange or exercise price of, any Convertible Securities (other than the Notes), rights, options (other than stock options issued to employees or directors of the Company or its subsidiaries under a plan approved by the Company's shareholders) or warrants; or

                             (iv) the Company sells any Common Stock for less
than the Conversion Price on the date of the sale; or

                             (v) there is any reclassification of the Common
Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

                             (vi) there is a voluntary or an involuntary
dissolution, liquidation or winding up of the Company, then the Company will mail to the Lender, at least 15 days before the applicable date specified below, a notice stating the applicable one of (A) the

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date on which a record is to be taken for the purpose of the dividend, distribution or grant of rights or warrants, or, if no record is to be taken, the date as of which the holders of Common Stock of record who will be entitled to the dividend, distribution or rights or warrants will be determined, (B) the date on which it is expected the Convertible Securities will be issued or the date on which the change in the conversion, exchange or exercise price of the Convertible Securities, rights, options or warrants will be effective, or (C) the date on which the reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice will not affect the legality or validity of the reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up.

               4.     Covenants Relating to Conversion.

               (a) If (i) at or after the time when the Lender surrenders this Note for conversion of any Conversion Amount into Common Stock and before the Common Stock is issued, or (ii) under the circumstances described in Section 2 hereof, either the Lender or the Company notifies the other of them that, in its opinion (based on advice of counsel), shares the Company is required to issue upon conversion of such Conversion Amount may not be issued until filings have been made under the HSR Act and the waiting periods required by the HSR Act have either expired or been terminated, (w) the Lender and the Company will each make as promptly as practicable the filing it is required to make under the HSR Act with regard to the issuance of those shares upon conversion of this Note, (x) each of them will provide information and cooperate in all other respects to assist the other of them in making its filing under the HSR Act, (y) each of them will take all reasonable steps within its control (including providing information to the Federal Trade Commission or the Department of Justice) to cause the waiting periods required by that Act to be terminated or to expire as promptly as practicable, and (z) the time when the Company will issue the shares of Common Stock which are the subject of the filing under the HSR Act will be deferred until the day after the day on which the waiting periods under the HSR Act expire or the Company is notified that the waiting periods under the HSR Act have been terminated.

                      (b) If at the time when the Lender surrenders this Note for conversion of any Conversion Amount into Common Stock (i) the Company's shareholders have not approved the issuance upon such conversion of the shares into which the Lender has elected to convert such Conversion Amount, and (ii) the issuance of those shares on conversion of such Conversion Amount without approval of the Company's shareholders would violate the rules of any stock exchange or automated quotation system, the time when the Company will issue the shares of Common Stock into which the Lender has elected to convert such Conversion Amount will be deferred until the day after the day on which the Company's shareholders approve the issuance of those shares.

                      (c) The Company will at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued shares of Common Stock or the issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of

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the Note, the maximum number of shares of Common Stock, if any, which the
Company would be required to deliver upon the conversion of the aggregate amount of Advances under this Note then outstanding.

                      (d) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of this Note, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the adjusted Conversion Price.

                      (e) The Company will endeavor to list the shares of Common Stock it may be required to deliver upon conversion of this Note, as promptly as practicable after the date of this Note, and in any event before they are delivered, upon each national securities exchange or automated quotation system, if any, upon which the Common Stock is listed at the time of delivery.

                      (f) Before the Company delivers any securities upon conversion of this Note, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations requiring the registration of those securities with, or any approval of or consent to the delivery of those securities by, any governmental authority. Inability of the Company to issue securities on conversion of this Note within 90 days after it is presented for conversion, because of failure to cause registration of those securities to become effective or to obtain any approval of or consent to the delivery of those securities will constitute a failure by the Company to fulfill its obligations under this Note, even if the failure to cause a registration to become effective or to obtain an approval or consent was due to factors beyond the Company's control, unless the registration did not become effective or the approval or consent was not obtained because of acts or failures to act by the Lender.

                      (g) The Company will pay any documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of this Note; except that the Company will not be required to pay any foreign tax or any other tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Lender and no such issue or delivery will be made unless and until the person requesting the issue or delivery has paid to the Company the amount of any such tax or has established to the reasonable satisfaction of the Company that the tax has been paid.

               5.     Miscellaneous.

               (a) No amendment of this Note, waiver of any provision of this Note, or extension of the time by which the Company must make any payment of principal or interest required by this Note, will be effective unless it is made in writing by the Lenders of a majority in principal amount of all the Notes. Any waiver or extension will be effective only in the instance and for the purpose for which it is given.

               (b) The remedies provided in this Note are cumulative and are not exclusive of any other remedies provided by law. The Company will pay on demand any expenses (including reasonable attorneys' fees and expenses) incurred by the Lender in enforcing its rights under this Note.

               (c) Any notice or other communication required or permitted to be given under this Note must be in accordance with the procedures for notices specified in the Loan Agreement.

               (d) This Note will be binding upon the Company and its assigns, and will inure to the benefit of the Lender and the Lender's assigns. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to its conflict of laws rules.

               (e) The Company hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension of the time of payment or the due date of this Note. No renewal or extension of this Note, no release of the Company and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of the Company. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

               (f) No single or partial exercise by the Lender of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

               (g) In the event of any demand or default on the Obligations of Borrower under this Note, the Borrower hereby duly constitutes and appoints Omar Maden it true and lawful attorney-in-fact, for it, in its name, place and stead, and upon default of payment as set forth herein, to confess judgment against it in the Circuit Court for Arlington County, Virginia, or in any other Court of Record in the Commonwealth of Virginia, upon such obligation, including all costs of collection and court costs and 15% of the full indebtedness due under this Note as attorneys' fees, hereby ratifying and confirming the acts of said attorney-in-fact as fully as if done by itself, expressly waiving the benefit of any homestead or other exemption laws.

                            [Signature Page Follows]



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               IN WITNESS WHEREOF, the Company is executing and delivering this
Note on the date shown on the first page.

                                            ENLIGHTEN SOFTWARE SOLUTIONS, INC.


                                            By:   /s/ Bill Bradley
                                               ---------------------------------
                                                  Name: Bill Bradley
                                                  Title:  President and CEO

                                   SCHEDULE A


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                                                                      Unpaid         Name of
                                            Payments                Principal         Person
                    Amount of       -------------------------       Balance of        Making
Date                   Loan         Principal        Interest          Note          Notation

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

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

                          NOTICE OF ELECTION TO CONVERT



               The undersigned Lender of a Convertible Demand Note (the "Note") of Enlighten Software Solutions, Inc. (the "Company") elects to convert $______________ principal amount of outstanding Advances under the Note, together with $______________ in accrued but unpaid interest payable upon such principal amount of Advances under the Note, into shares of common stock of the Company or other assets, as provided in the Note, at the Conversion Price in effect at the date of this Notice.

Date:  _______________________



                                              ------------------------------
                                              Name: